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                                                                  EXHIBIT 10.20
                                                                  -------------

                            THIRD AMENDMENT TO THE
                     BENTHOS, INC. 401(K) RETIREMENT PLAN

Benthos, Inc. (the "Employer") having heretofore adopted the Benthos, Inc. 401(k) Retirement Plan, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of July 1, 1999, pursuant to the power reserved to the Employer in Section 17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection E. of Section 1., of the Plan Agreement is hereby amended effective October 1, 2000, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

     "E.  Employer Contract:        Name:    Francis E. Dunne, Jr.
          -----------------                  ---------------------
                                    Title:   Vice President, CFO, Treasurer
                                             ------------------------------
                                    Phone #: 508-563-1000
                                             ------------

                                    Name:    Robert J. Mulvaney
                                             ------------------
                                    Title:   Controller
                                             ----------
                                    Phone #: 508-563-1000"
                                             ------------

2.  In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS WHEREOF, the Employer has caused the Third Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed as of the date signed below.

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ATTEST:
BENTHOS, INC.                                    PUTNAM FIDUCIARY TRUST COMPANY
By:   /s/ Francis E. Dunne, Jr.                  By:  /s/ Tina A. Campbell
     ------------------------------                  -------------------------------
Print Name:  Francis E. Dunne, Jr.               Print Name:  Tina A. Campbell
             ------------------------------                   -----------------------------
Title:       Vice President, CFO, Treasurer      Title:       SVP Compliance and Consulting
             ------------------------------                   -----------------------------
Date:        2/8/01                              Date:        2/27/01
             ------------------------------                   -----------------------------
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